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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                        Date of Report: February 22, 2000

                Date of earliest event reported: December 6, 1999

                               ALLOY ONLINE, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26023
                                   (Commission
                                   File Number)

   Delaware                                                       04-3310676
(State or other                                                 (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                        151 West 26th Street, 11th Floor
                               New York, NY 10001

               (Address of principal executive offices) (Zip Code)

                                 (212) 244-4307

              (Registrant's telephone number, including area code)

                           115 West 30th Street, #201
                               New York, NY 10001

          (Former name or former address, if changed since last report)


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     The undersigned Registrant hereby amends Item 7 of its Current Report on
Form 8-K dated December 21, 1999 to read in its entirety as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          On December 6, 1999, Alloy Online, Inc. ("Alloy") through its wholly-owned subsidiary, Alloy Acquisition Corporation, a Delaware corporation, purchased substantially all of the assets and assumed certain liabilities of Celebrity Sightings, LLC ("Celebrity Sightings"), a Delaware limited liability company, pursuant to an Asset Purchase Agreement dated as of December 1, 1999 by and among Alloy, Alloy Acquisition Corporation and Celebrity Sightings (the "Purchase Agreement").

          Celebrity Sightings operates a leading teen entertainment-based web site destination that combines the elements of an online entertainment magazine with an online community of popular teen stars. Alloy intends to continue the use of the transferred assets to operate a teen entertainment-based web site destination. The transferred assets included cash and cash equivalents, accounts and notes receivable, inventories, equipment, intellectual property rights, furniture and fixtures and leasehold interests and improvements.

          The consideration paid in connection with the transferred assets consisted of $1,214,000 in cash, and 200,616 shares of Alloy's restricted common stock, having a value of $3,837,000, or $19.125 per share upon the closing of the Purchase Agreement. Alloy Acquisition Corporation also assumed liabilities of Celebrity Sightings of approximately $199,000 as of the closing date. In addition, cash expenditures related to the transaction are estimated to be $250,000.

          See Exhibit 99.5 for the audited balance sheet of Celebrity Sightings as of December 31, 1998 and December 6, 1999, and the related statements of loss, members' deficit and cash flows for the years ended December 31, 1997 and December 31, 1998, and for the period from January 1, 1999 through December 6, 1999.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          The following unaudited condensed consolidated financial information sets forth the consolidated financial position and consolidated results of operations of Alloy and Celebrity Sightings assuming the combination was accounted for using the purchase method of accounting and that the combination was consummated (i) on October 31, 1999 for the unaudited pro forma condensed consolidated balance sheet and (ii) as of the beginning of the earliest period presented in the unaudited pro forma condensed statements of operations. Accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values and useful lives, which are subject to further adjustment based on future events and future analysis.

          The unaudited pro forma information consolidates Alloy's historical balance sheet as of October 31, 1999 with the balance sheet of Celebrity Sightings as of December 6, 1999, and Alloy's historical statements of operations for the fiscal year ended January 31, 1999 and the nine months ended October 31, 1999 with the historical statements of operations of Celebrity Sightings for the year ended December 31, 1998 and the period from January 1, 1999 through


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     December 6, 1999, respectively. There are no material differences in the reported amounts related to the difference in reporting periods presented by Alloy and Celebrity Sightings.

          The pro forma condensed consolidated balance sheet and statements of operations have been prepared by the management of Alloy. The following unaudited pro forma condensed consolidated information is presented for illustration purposes only. It is not necessarily indicative of the financial position or results of operations that would actually have been reported had the combination been in effect during those periods or that may be reported in the future. The statements should be read in conjunction with Alloy's historical financial statements and notes thereto included in filings with the SEC and Celebrity Sightings financial statements, which have been attached as Exhibit 99.5 to this report.


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            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                OCTOBER 31, 1999
                    (amounts in thousands, except share data)


                                                         ALLOY             CELEBRITY          PRO FORMA
                                                       HISTORICAL          SIGHTINGS          ADJUSTMENTS             PRO FORMA
                                                       ----------          HISTORICAL         -----------             ---------
                                                                           ASSETS(1)
                                                                           ---------

CURRENT ASSETS:
   Cash and cash equivalents                            $ 10,205           $     11           $ (1,214)(a)             $  9,002
   Marketable securities                                  32,095                 --                 --                   32,095
   Accounts receivable, net                                  558                 17                 --                      575
   Inventories,net                                         4,053                  6                 --                    4,059
   Prepaid expenses and other current
      assets                                               4,342                  9                 --                    4,351
                                                        --------           --------           --------                 --------
TOTAL CURRENT ASSETS                                      51,253                 43             (1,214)                  50,082

Property and equipment, net                                1,041                202                 --                    1,243
Intangible assets                                             --                 --              5,255(a)                 5,255
Other assets                                                 379                  0                  0                      379
                                                        --------           --------           --------                 --------

TOTAL ASSETS                                            $ 52,673           $    245           $  4,041                 $ 56,959
                                                        ========           ========           ========                 ========

                                                  LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                                                  ----------------------------------------------
CURRENT LIABILITIES:
   Accounts payable and accrued expenses                $ 10,828           $    363           $     86(a),(b)          $ 11,277
   Current portion of capital
       lease obligation                                       66                 --                 --                       66
   Due to affiliate                                           --                682               (682)(b)                   --
   Loans payable                                               0                492               (492)(b)                    0
                                                        --------           --------           --------                 --------
TOTAL CURRENT LIABILITIES                                 10,894              1,537             (1,088)                  11,343

Capital lease obligation, less
   current portion                                             5                 --                 --                        5
Notes payable                                                 --                345               (345)(b)                   --
STOCKHOLDERS' EQUITY (DEFICIT):
Alloy Common Stock                                           142                 --                  2(a)                   144
Additional paid-in capital                                61,254                 --              3,835(a)                65,089
Accumulated deficit                                      (18,857)            (1,637)             1,683(b)               (18,857)
                                                                                                   (46)(a)

Deferred compensation                                       (663)                --                 --                     (663)
Accumulated other comprehensive loss                        (102)                 0                  0                     (102)
                                                        --------           --------           --------                 --------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                      41,774             (1,637)             5,474                   45,611
                                                        --------           --------           --------                 --------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)                          $ 52,673           $    245           $  4,041                 $ 56,959
                                                        ========           ========           ========                 ========


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       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED OCTOBER 31, 1999
                    (amounts in thousands, except share data)

                                                                    CELEBRITY
                                                    ALLOY           SIGHTINGS           PRO FORMA
                                                 HISTORICAL       HISTORICAL (2)       ADJUSTMENTS            PRO FORMA
                                                 ----------       --------------       -----------            ---------

Revenues                                        $     15,505      $        247         $         --         $     15,752

Cost Of Sales                                          7,274                61                    0                7,335
                                                ------------      ------------         ------------         ------------

Gross Profit                                           8,231               186                   --                8,417

Selling, General And Administrative
Expenses                                              19,500             1,083                   --               20,583

Goodwill Amortization                                      0                 0                1,314(c)             1,314
                                                ------------      ------------         ------------         ------------

Loss From Operations                                 (11,269)             (897)              (1,314)             (13,480)

Interest Income (Expense), Net                           993               (31)                  31(d)               993
                                                ------------      ------------         ------------         ------------

Loss Before Income Taxes                             (10,276)             (928)              (1,283)             (12,487)

Provision For Income Taxes                                 0                 3                   (3)                   0
                                                ------------      ------------         ------------         ------------

Loss Before Extraordinary Item                       (10,276)             (931)              (1,280)             (12,487)

Extraordinary Item:
Charge for early retirement of debt                     (234)                0                    0                 (234)
                                                ------------      ------------         ------------         ------------

Net Loss                                        $    (10,510)     $       (931)        $     (1,280)        $    (12,721)
                                                ============      ============         ============         ============

BASIC AND DILUTED LOSS PER COMMON SHARE:

   Before extraordinary item                    $      (0.84)                                               $      (1.01)
   Extraordinary charge                         $      (0.02)                                               $      (0.02)
                                                ------------                                                ------------

   Net Loss                                     $      (0.86)                                               $      (1.03)
                                                ============                                                ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:

Basic and Diluted                                 12,175,624                                200,616(a)        12,376,240
                                                ============                           ============         ============


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       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1999
                    (amounts in thousands, except share data)

                                                                  CELEBRITY
                                                  ALLOY           SIGHTINGS           PRO FORMA
                                                HISTORICAL      HISTORICAL (3)       ADJUSTMENTS          PRO FORMA
                                                ----------      --------------       -----------          ---------

Revenues                                        $    10,210      $       266         $        --         $    10,476

Cost Of Sales                                         5,486               45                   0               5,531
                                                -----------      -----------         -----------         -----------

Gross Profit                                          4,724              221                  --               4,945

Selling, General And Administrative
Expenses                                             10,849            1,012                  --              11,861

Goodwill Amortization                                     0                0               1,751(c)            1,751
                                                -----------      -----------         -----------         -----------

Loss From Operations                                 (6,125)            (791)             (1,751)             (8,667)

Interest Income (Expense), Net                         (239)             (30)                 30(d)             (239)
                                                -----------      -----------         -----------         -----------

Loss Before Income Taxes                             (6,364)            (821)             (1,721)             (8,906)

Provision For Income Taxes                                0                0                   0                   0
                                                -----------      -----------         -----------         -----------

Net Loss                                        $    (6,364)     $      (821)        $    (1,721)        $    (8,906)
                                                ===========      ===========         ===========         ===========

NET LOSS PER COMMON SHARE:

   Basic                                        $     (0.75)                                             $     (1.03)
                                                ===========                                              ===========
   Diluted                                      $     (0.72)                                             $     (0.98)
                                                ===========                                              ===========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:

   Basic                                          8,479,727                              200,616(a)        8,680,343
                                                ===========                          ===========         ===========
   Diluted                                        8,869,280                              200,616(a)        9,069,896
                                                ===========                          ===========         ===========


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    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                    (amounts in thousands, except share data)

PRO FORMA ADJUSTMENTS

(a) To reflect Alloy's purchase of Celebrity Sightings for $1,214 in cash and 200,616 shares of Alloy's common stock valued at $3,837, or $19.125 per share based upon the closing share price on December 6, 1999, and estimated cash acquisition expenses of $250 less $46 equal to the net book value of the assets acquired based upon a preliminary purchase price allocation. The purchase price is subject to adjustment and, accordingly, the final allocation may involve a revaluation of certain assets.
(b)  To eliminate liabilities not assumed by Alloy
(c) To reflect the amortization over 3 years of goodwill recorded on the purchase of Celebrity Sightings. The amount and life of the goodwill recorded on the purchase has been presented using a preliminary purchase price allocation, for which both the amount and amortization period are subject to adjustment based upon the final purchase price allocation.
(d) To reflect expenses for Celebrity Sightings that would not have been incurred if the combination was made at the beginning of the periods presented.

OTHER NOTES

(1)  The Celebrity Sightings historical information is as of December 6, 1999.
(2) The Celebrity Sightings historical information is for the period from January 1, 1999 through December 6, 1999.
(3) The Celebrity Sightings historical information is for the year ended December 31, 1998.


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     (c)  EXHIBITS.

           2.1* Asset Purchase Agreement, dated as of December 1, 1999, by and among Alloy Online, Inc., Alloy Acquisition Corporation and Celebrity Sightings, LLC.

          99.1* Investment Representation and Lockup Agreement, dated as of December 1, 1999, by and between Alloy Online, Inc. and Celebrity Sightings, LLC.

          99.2* Escrow Agreement, dated as of December 1, 1999, by and among Alloy Online, Inc., Alloy Acquisition Corporation, Celebrity Sightings, LLC and State Street Bank and Trust Company, as Escrow Agent.

          99.3*     Alloy's Press Release dated December 6, 1999.

          99.4 Consent of Independent Auditors of Celebrity Sightings, LLC dated as of February 22, 2000.

          99.5      Audited Financial Statements of Celebrity Sightings, LLC.

     -------------------------
     *    Previously filed.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 22, 2000                              ALLOY ONLINE, INC.
                                                     (Registrant)

                                                 By: /s/ Matthew C. Diamond
                                                     ---------------------------
                                                     Matthew C. Diamond
                                                     Chief Executive Officer


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                                  EXHIBIT INDEX

 2.1* Asset Purchase Agreement, dated as of December 1, 1999, by and among Alloy Online, Inc., Alloy Acquisition Corporation and Celebrity Sightings, LLC.

99.1* Investment Representation and Lockup Agreement, dated as of December 1, 1999, by and between Alloy Online, Inc. and Celebrity Sightings, LLC.

99.2* Escrow Agreement, dated as of December 1, 1999, by and among Alloy Online, Inc., Alloy Acquisition Corporation, Celebrity Sightings, LLC and State Street Bank and Trust Company, as Escrow Agent.

99.3*    Alloy's Press Release dated December 6, 1999.

99.4 Consent of Independent Auditors of Celebrity Sightings, LLC dated as of February 22, 2000.

99.5     Audited Financial Statements of Celebrity Sightings, LLC.


----------------------------
*Previously filed.